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                                                                   Exhibit 23.2
                                                                   ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (1993 Employee Stock Purchase Plan) of our report dated October 28, 1999, relating to the financial statements and financial statement schedule of MapInfo Corporation and Subsidiaries, which appears in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999.

                                                /s/  PricewaterhouseCoopers LLP



Albany, New York
March 20, 2000